SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  September 25, 2002

                             HeavenExpress.Com, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                                   333-95549
                            (Commission File Number)

                                   65-0974212
                      (I.R.S. Employer Identification No.)

                2531 S.E. 14th Street Pompano Beach, Florida 33062
   (Address of Principal Executive Offices)               (Zip Code)

                                 (954) 782-4547
              (Registrant's Telephone Number, Including Area Code)

     This current report on Form 8-K is filed by HeavenExpress.Com, Inc., a Florida corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 23, 2002, Dohan and Company, P.A., C.P.A.'s resigned as our independent auditors. On September 24, 2002, we engaged Bongiovanni & Associates, P.A. as our new independent auditors. The decision to hire the new accountants was recommended and approved by our Board of Directors.

     None of the reports of Dohan and Company, P.A. on our financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that they commented in their report that "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered recurring losses, has a working capital deficiency and has a deficiency in assets that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During our two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation of Dohan and Company, P.A., we had no disagreements with Dohan and Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Dohan and company, P.A., would have caused Dohan and Company, P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports on our financial statements.

     None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to our two most recent fiscal years or the subsequent interim period preceding the replacement of Dohan and Company, P.A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HEAVENEXPRESS.COM, INC.
                                                (Registrant)


                                                 /s/ Charles A. Scheuerman
                                                 ------------------------------
                                                 By: Charles A. Scheuerman,
                                                 President, Secretary Treasurer

                                  EXHIBIT INDEX
Exhibit
Number                     Description
-------------------------------------------------------------------------
16.1    Letter from Dohan and Company, P.A.
16.2    Letter Regarding Change in Certifying Accountant

                                  EXHIBIT 16.1


[[LOGO]
Dohan and Company                                  7700 North Kendall Drive, 200
Certified Public Accountants                          Miami, Florida  33156-7578
A Professional Association                            Telephone   (305) 274-1366
                                                      Facsimile   (305) 274-1368
                                                      E-mail      info@uscpa.com
                                                      Internet     www.uscpa.com

September 23, 2002

Board of Directors
HeavenExpress.Com, Inc.
2531 S.E. 14th Street
Pompano Beach, Florida 33062

Re:      Resignation

Dear Board of Directors:

     As of the date of this letter, we hereby resign as auditors for HeavenExpress.Com, Inc. We are resigning from the engagement because your company owes us $1,930 for our past services.

     All of our past opinions have been unqualified, except that we have commented that "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered recurring losses, has a working capital deficiency and has a deficiency in assets that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     To the best of our knowledge, your management has always supplied us with all necessary information and we have been able to rely on all of management's representations. There have been no scope limitations, and the internal controls have been adequate for your management to develop reliable financial statements. Management has also never disagreed with any of our adjustments or recommendations.

Sincerely,

/s/ Steven H. Dohan, CPA
---------------------

Steven H. Dohan, CPA
Managing Director


Member:
Florida Institute of Certified Public Accountants
American Institute of Certified Public Accountants
  - Private Companies and SEC Practice Sections
National and world-wide associaions through
  AGI - Accounting Group International

[CPA Service mark]

                                  EXHIBIT 16.2


[[LOGO]
Dohan and Company                                  7700 North Kendall Drive, 200
Certified Public Accountants                          Miami, Florida  33156-7578
A Professional Association                            Telephone   (305) 274-1366
                                                      Facsimile   (305) 274-1368
                                                      E-mail      info@uscpa.com
                                                      Internet     www.uscpa.com
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      HeavenExpress.Com, Inc. (the "Company")

Commissioners:

     We have read the statements made by HeavenExpress.Com, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated September 24, 2002.

     We agree with the statements concerning our Firm in such Form 8-K; however, we have no basis to agree or disagree with the Company's statements regarding Bongiovanni & Associates, P.A.

Very truly yours,

/s/ Steven H. Dohan, CPA
---------------------
Steven H. Dohan, CPA
Managing Director


Member:
Florida Institute of Certified Public Accountants
American Institute of Certified Public Accountants
  - Private Companies and SEC Practice Sections
National and world-wide associaions through
  AGI - Accounting Group International

[CPA Service mark]